                                                                   EXHIBIT 10.19

                 EIGHTH AMENDMENT TO LOAN AND SECURITY AGREEMENT

      THIS EIGHTH AMENDMENT TO LOAN AND SECURITY AGREEMENT (this "Amendment") is entered into as of the 25Th day of June, 2004, by and between LASALLE BANK NATIONAL ASSOCIATION, a national banking association (the "Bank"), and SMT UNLIMITED L.P., an Illinois limited partnership (the "Borrower").

                              W I T N E S S E T H:

      WHEREAS, Bank and Borrower entered into that certain Loan and Security Agreement dated as of August 25, 1999, as amended by that certain Amendment to Loan and Security Agreement dated as of December 17, 1999, that certain Second Amendment to Loan and Security Agreement dated as of September 8, 2000, that certain Third Amendment to Loan and Security Agreement dated as of October 26, 2000, that certain Fourth Amendment to Loan and Security Agreement dated as of February 16, 2001, that certain Fifth Amendment to Loan and Security Agreement dated as of July 10, 2002, that certain Sixth Amendment to Loan and Security Agreement dated as of February 27, 2003 and that certain Seventh Amendment to Loan and Security Agreement dated as of July 9, 2003 (collectively, the "Agreement"), and now desire to further amend such Agreement to, among other things, (i) renew the Revolving Credit Commitment, (ii) include certain amounts receivable of Solectron (as defined below) as Accounts Receivable under the Revolving Loan Borrowing Base and (iii) amend certain financial covenants.

      NOW, THEREFORE, for and in consideration of the premises and mutual agreements herein contained and for the purposes of setting forth the terms and conditions of this Amendment, the parties, intending to be bound, hereby agree as follows:

      1. Incorporation of the Agreement. All capitalized terms which are not defined hereunder shall have the same meanings as set forth in the Agreement, and the Agreement, to the extent not inconsistent with this Amendment, is incorporated herein by this reference as though the same were set forth in its entirety. To the extent any terms and provisions of the Agreement are inconsistent with the amendments set forth in Paragraph 2 below, such terms and provisions shall be deemed superseded hereby. Except as specifically set forth herein, the Agreement shall remain in full force and effect and its provisions shall be binding on the parties hereto.

      2. Amendment of the Agreement. The Agreement is hereby amended as follows:

            (a) The definition of the terms "Solectron" and "Solectron Eligible Accounts Receivable" are hereby added to the Agreement to read in their entirety as follows:

            "Solectron" means [Solectron], a company organized under the laws of Malaysia.

            "Selectron Eligible Accounts Receivable" means an Account Receivable generated by Solectron which otherwise satisfies all of the terms and conditions for being classified as an Eligible Account Receivable, with the exception of subsection (ix) contained in such definition of Eligible Account Receivable. For

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            purposes of such determination, any references to the Borrower contained in the definition of Eligible Account Receivable shall be deemed to refer to Solectron.

            (b) The definition of the terms "Maturity Date", "Revolving Loan Borrowing Base," "Revolving Note" and "SigmaTron Guaranty" are hereby amended and restated to read as follows:

            "Maturity Date" means July 31, 2005.

            "Revolving Loan Borrowing Base" means, as at any date of determination thereof, an amount equal to the lesser of (i) the amount then available under the Revolving Credit Commitment and (ii) an amount equal to the sum of (A) eighty-five percent (85%) of the net amount of Eligible Accounts Receivable outstanding at such date;
            (B) fifty percent (50%) of Eligible Inventory at such date and (C) fifty percent (50%) of the net amount of Solectron Eligible Accounts Receivable outstanding at such date; provided, however, that (x) the aggregate amount of advances for Eligible Inventory shall not exceed One Million Five Hundred Thousand Dollars ($1,500,000) at any time and (y) the aggregate amount of advances for Solectron Eligible Accounts Receivable shall not exceed Five Hundred Thousand Dollars ($500,000) at any time.

            "Revolving Note" means, that certain Substitute Revolving Note dated as of June 25th, 2004 in the maximum principal amount of THREE MILLION DOLLARS ($3,000,000), as the same may be amended, modified or restated from time to time, and together with any renewals thereof or exchanges or substitutes therefor.

            "SigmaTron Guaranty" means that certain Guaranty dated as of August 25, 1999 made by SigmaTron in favor of Bank, as amended by that certain Reaffirmation of and Amendment to Guaranty dated as of December 17, 1999, that certain Second Reaffirmation of and Amendment to Guaranty dated as of September 8, 2000, that certain Third Reaffirmation of and Amendment to Guaranty dated as of October 26, 2000, that certain Fourth Reaffirmation of and Amendment to Guaranty dated as of February 16, 2001, that certain Fifth Reaffirmation of and Amendment to Guaranty dated as of July 10, 2002, that certain Sixth Reaffirmation of and Amendment to Guaranty dated as of February 27, 2003, that certain Seventh Reaffirmation of and Amendment to Guaranty dated as of July 9, 2003 and that certain Eighth Reaffirmation of and Amendment to Guaranty dated as of June 25th, 2004, as further amended, modified or restated from time to time.

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            (c)   Paragraph 11.2(f)(i) is hereby amended and restated to read as follows:

            Maintain minimum Pre-Tax Income of at least the following amounts as calculated for the periods set forth below:

                  Period                                           Amount
                  ------                                           ------
May 1, 2004 through July 31, 2004                                 $200,000
May 1, 2004 through October 31, 2004                              $500,000
May 1, 2004 through January 31, 2005                              $700,000
May 1, 2004 through April 30, 2005 and                            $900,000
each trailing twelve months period ended thereafter
measured as of the end of each fiscal quarter of
Borrower

            (d) Paragraph 11.2(f)(ii) is hereby amended and restated to read as follows:

            Maintain Tangible Net Worth, at all times, of at least the following amounts for the periods set forth below:

                    Period                                         Amount
                    ------                                         ------
July 31, 2004                                                   $2,200,000
October 31, 2005 and at all times thereafter                    $2,400,000

            (e) A new Paragraph 11.2(h) is hereby added to the Agreement to read in its entirety as follows:

            (h) Compliance with Federal Laws. Borrower shall (a) ensure, and cause each Subsidiary to ensure, that no person who owns a controlling interest in or otherwise controls Borrower or any Subsidiary is or shall be listed on the Specially Designated Nationals and Blocked Person List or other similar lists maintained by the Office of Foreign Assets Control ("OFAC"), the Department of the Treasury or included in any Executive Orders, (b) not use or permit the use of the proceeds of the Loans to violate any of the foreign asset control regulations of OFAC or any enabling statute or Executive Order relating thereto, and (c) comply, and cause each Subsidiary to comply, with all applicable Bank Secrecy Act ("BSA") laws and regulations, as amended. As required by federal law and Lender's policies and practices, Borrower shall promptly cooperate with Lender's requests to obtain, verify and record certain customer identification information and documentation in connection with opening or maintaining accounts or establishing or continuing to provide services.

      3. Representations and Warranties. The representations and warranties set forth in Paragraph 11.1 and all covenants set forth in Paragraphs 11.2 and
11.3 of the Agreement shall be deemed remade and affirmed as of the date hereof by Borrower, except that any and all

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references to the Agreement in such representations, warranties and covenants shall be deemed to include this Amendment.

      4. Closing Conditions. Prior to entering into this Amendment, Bank shall have received the following documents, each in form and substance satisfactory to it:

            (a)   Substitute Revolving Note executed by Borrower;

            (b) Eighth Reaffirmation of and Amendment to Guaranty executed by SigmaTron;

            (c) Seventh Reaffirmation of and Amendment to Subordination Agreement with D.S. Patel;

            (d) Seventh Reaffirmation of and Amendment to Subordination Agreement with SigmaTron;

            (e) Resolutions of the General Partner of Borrower approving this Amendment; and

            (f) Such other documents, certificates and opinions as Bank shall request.

      5. Fees and Expenses. Borrower shall pay or reimburse Bank for all costs, fees, and expenses incurred by Bank, or for which Bank becomes obligated, in connection with the negotiation, preparation, and closing of this Amendment, together with all attorneys' fees, search fees and taxes payable in connection with this Amendment.

      6. Effectuation. The amendments to the Agreement contemplated by this Amendment shall be deemed effective immediately upon the full execution of this Amendment and without any further action required by the parties hereto. There are no conditions precedent or subsequent to the effectiveness of this Amendment.

      7. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument.

                            [SIGNATURE PAGE FOLLOWS]

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                      (SIGNATURE PAGE TO EIGHTH AMENDMENT)

      IN WITNESS WHEREOF, the parties hereto have duly executed this Eighth Amendment as of the date first above written.

                                  SMT UNLIMITED L.P., an Illinois limited
                                  partnership

                                  By: SMT Unlimited, Inc., its General Partner

                                     By: /s/ Gary R. Fairhead
                                        ----------------------------------------
                                     Its: Vice President

      Accepted as of the 25th day of June, 2004, at Bank's principal place of business in the City of Chicago, State of Illinois.

                                  LASALLE BANK NATIONAL ASSOCIATION

                                  By: /s/ Sara A. H. Huizinga
                                      ------------------------------------------
                                  Its: Assistant Vice President

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